Exhibit 10.88

Execution Version

AMENDMENT NO. 1 TO THE COMMON TERMS AGREEMENT

This AMENDMENT NO. 1 TO THE COMMON TERMS AGREEMENT (this “Amendment”), dated as of September 29, 2023, is in respect of the Amended & Restated Common Terms Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Borrower”), Venture Global Gator Express, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Royal Bank of Canada, as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”). Reference is also made to the Amended & Restated Credit Facility Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, Royal Bank of Canada, as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent and the Intercreditor Agent are willing to consent and agree, to amend the Common Terms Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement and Section 11.01 of the Credit Facility Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

1.1 Section 8.7 (DPU Shipping Agreement) of the Common Terms Agreement shall be amended by replacing the reference to “September 30, 2023” with “December 31, 2023”.

1.2 Section 10.2 (Quarterly Historical DSCR Certificate) of the Common Terms Agreement shall be amended by replacing the reference to “15 Business Days” with “30 days”.

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof only upon delivery of executed counterparts of this Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (e) Lenders constituting the Required Lenders under the Credit Facility Agreement.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Upsize Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and Credit Facility Agreement, shall refer to the Common Terms Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

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Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent and Intercreditor Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment; and

11.2 Based on the instructions above, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL PLAQUEMINES LNG, LLC, as the Borrower

By:	/s/ Leah Woodward
Name: Leah Woodward
Title: Treasurer

VENTURE GLOBAL GATOR EXPRESS, LLC, as the Guarantor

By:	/s/ Leah Woodward
Name: Leah Woodward
Title: Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Katarina Janosikova /s/ Lisa Wong
Name: Katarina Janosikova Name: Lisa Wong
Title: Director Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Intercreditor Agent

By:	/s/ Annie Lee
Name: Annie Lee
Title: Manager, Agency Services

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Aozora Bank, Ltd., as Lender

By:	/s/ Hirokaza Aoyama
Name: Hirokaza Aoyama
Title: Senior Vice President and Group Head

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

ASSOCIATED BANK, N.A., as Lender

By:	/s/ Justin Nam
Name: Justin Nam
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald McKaig
Name: Ronald McKaig
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Bank of China, New York Branch, as Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By:	/s/ Kareem Hartl
Name: Kareem Hartl
Title: Vice President

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set
forth above.

Banco Santander, S.A, as Lender

By:	/s/ Arturo Prieto
Name: Arturo Prieto
Title: Managing Director

By:	/s/ Marcos Garcia Garcia
Name: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANK GOSPODARSTWA KRAJOWEGO, as Lender

By:	/s/ Wojciech Kryjak /s/ Maryia Posyniak
Name: Wojciech Kryjak Name: Maryia Posyniak
Title: Pełnomocnik Title: Pełnomocnik

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

DZ BANK AG Deutsche Zentral Genossenschaftsbank, New York Branch, as Lender

By:	/s/ Glenn R. Patterson
Name: Glenn R. Patterson
Title: Director

By:	/s/ John Hammarskjold
Name: John Hammarskjold
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Jeremy Eisman
Name: Jeremy Eisman
Title: Managing Director

By:	/s/ Blake Yaralian
Name: Blake Yaralian
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set
forth above.

Federated Hermes Project and Trade Finance Tender Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

First-Citizens Bank & Trust Company, as Lender

By:	/s/ Stephen Norcross
Name: Stephen Norcross
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

FIRSTBANK PUERTO RICO d/b/a FIRSTBANK FLORIDA, as Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Hamburg Commercial Bank AG, as Lender

By:	/s/ Marco Lorenzen
Name: Marco Lorenzen
Title: Vice President

By:	/s/ Tobias Kerrmann
Name: Tobias Kerrmann
Title: Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

ING Capital LLC, as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Catharina van der Woude
Name: Catharina van der Woude
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set
forth above.

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

KfW IPEX-Bank GmbH, as Lender

By:	/s/ Simone Thrun /s/ Dorothee Schwenk
Name: Simone Thrun Name: Dorothee Schwenk
Title: Director Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender

By:	/s/ A. Bruns
Name: A. Bruns
Title: Director

By:	/s/ O. Langel
Name: O. Langel
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, as Lender

By:	/s/ Manuel Liebers
Name: Manuel Liebers
Title: Vice President

By:	/s/ Ralf Goebel
Name: Ralf Goebel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Mizuho Bank, Ltd., as Lender

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

MUFG Bank Ltd., as Lender

By:	/s/ John K. Smith
Name: John K. Smith
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

NATIONAL BANK OF CANADA, as Lender

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Natixis, New York Branch, as Lender

By:	/s/ Amit Roy
Name: Amit Roy
Title: Managing Director

By:	/s/ James B. Kaiser
Name: James B. Kaiser
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Nonghyup Bank Hong Kong Branch, as Lender

By:	/s/ Yong Jae, YOU
Name: Yong Jae, YOU
Title: General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

[Nomura Corporate Funding Americas, LLC], as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Project and Trade Finance Core Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

RAYMOND JAMES BANK, as Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Regions Bank, as Lender

By:	/s/ Daniel Capps
Name: Daniel Capps
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Royal Bank of Canada, as Lender

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

RV AIP S.C.S SICAV-SIF with respect to its sub-fund, RV AIP S.C.S SICAV-SIF RV TF2 Infra Debt, acting through its AIFM and general partner, R+V AIFM S.à r.I., as Lender

By:	/s/ Anna-Maria Musch
Name: Anna-Maria Musch
Title: Conducting Officer

By:	/s/ Alexander Endrikat
Name: Alexander Endrikat
Title: Conducting Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

Shinhan Bank New York Branch, as Lender

By:	/s/ Jun Ho Lee
Name: Jun Ho Lee
Title: Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

SPT INFRASTRUCTURE FINANCE SUB-4, LLC, as Lender

By:	/s/ Heig Najaria
Name: Heig Najaria
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

TRUIST BANK, as Lender

By:	/s/ Bryan Kunitake
Name: Bryan Kunitake
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA

Acknowledged and agreed as of the first date set forth above.

[Woori Global Markets Asia Limited], as Lender

By:	/s/ Soojin Lee
Name: Soojin Lee
Title: Chief Executive

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CTA